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                                                                   Exhibit 10.48

                            Translation from Russian

                               CONTRACT #. 11/2000
                                On fuel delivery

Vanino                         of February 3, 2000

JSC Transbunker-Trading, , hereinafter referred to Provider, in the person of Deputy General Director V.K. Kuza, on the one part, and JSC Forest-Starma, hereinafter referred to Buyer, in the person of General Director David B. Daggett on the other part, have signed the present contract as follows:

1. SUBJECT OF THE CONTRACT

1.1. The Provider is to sell in 2000, and the Buyer is to buy the fuel, the amount and specification of which is to be based on the Buyers' order. Every single delivery is to be discussed separately.

1.2. The quality of the fuel has to meet the standards of GOST and Technical Specifications.

1.3. The Provider certifies the quality of the fuel by passport, which shows number of the standard and specifications.

1.4. If necessary, both sides are to check the quality of fuel in the mode required by the law, other legal documents, mandatory state standards.

2. THE PROVIDER'S OBLIGATIONS

2.1. To buy the fuel, the amount and quality of which are to meet the Buyer's requirements

2.2. To deliver the fuel to the fuel depot of JSC Transbunker in port Vanino.

3. THE BUYER'S OBLIGATIONS

3.1. To provide the requisition, stating the sort of fuel.

3.2. Strictly within the terms of this Contract, the Buyer is to pay for the fuel delivered by the Provider.

3.3. To take on the fuel within the terms prescribed by this Contract.

4. TERMS AND DATES OF DELIVERY

4.1. The fuel is considered to be delivered since the Provider handed it over to the Carrier's tank vessel addressed to the Buyer.

5. PRICES AND THE ARRANGEMENTS OF PAYMENT
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5.1 Payment for the fuel is based on 100% of prepayment

5.2 The prices depend on the manufacturer's selling price. The prices are to be set for every separate delivery and they should not be changed later

5.3 Daily cost of freight is to be set up additionally with the cargo Carrier and is not included into the fuel price.

6. RESPONSIBILITY OF BOTH PARTIES.

6.1 In the case of untimely or only partial delivery, The Buyer can make the Provider pay fine within the amount of refinancing rate of RF Central Bank

7. OTHER TERMS

7.1 Both parties agree that all the possible claims are to be considered by both parties within 15 days starting since the receiving of the claim

7.2 Terms of this contract are equally mandatory for both parties and can be changed on the base of mutual agreement, which is to be a written document.

    This written document with changes and addendum is to be drawn up in 2 copies and has to be the integral part of the Contract

7.3 All the issues which are not covered by this Contract are to be regulated on the base of the law. All the disputes on the Contract issues, if they cannot be settled by both parties' negotiations, are to be solved by Khabarovsk krai arbitrary court.

7.4 Both parties are not responsible for partial or full failure to carry out the Contract's obligations, if this failure was the consequences of the act of God.

7.5 This Contract is to be effective since the moment of signing and is valid till December 31, 2000 or till all the parties' inter-accounting obligations are settled.

7.6 This Contract is to be automatically prolonged on the next year, if neither side does not inform about the intention to cancel the Contract. This notification is to be done in two-week time ahead before the Contract expires.

8. LEGAL ADDRESS OF BOTH SIDES

The Provider: JSC Transbunker-Trading 125167, Moscow, Narishkinskaya alleya, 5
 ..................................
Phone: 213-2249,213-2254, fax 213-2269,213-2793
Vanino branch, phone 54340

JSC Transbunker-Trading                      JSC Forest Starma
/s/ V. K. Kuza                               /s/ David B. Daggett
--------------                               --------------------
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                             PROTOCOL OF DIFFERENCES
                   TO CONTRACT NO.11/2000 OF FEBRUARY 3, 2000

   WORDING OF JSC TRANSBUNKER-TRADING         WORDING OF JSC FOREST-STARMA

                          2. Obligations of the Seller

2.2 To deliver oil products to          2.2 Should be read as follows: "To
Transbunker's oil base in the port of   deliver oil products to
Vanino                                  Forest-Starma's fuel depot, Siziman
                                        Bay, in cooperation with JSC
                                        Transbunker"

                        4. Procedure and Term of Delivery

4.1 Oil products are considered to be   4.1 Should be read as follows: "Oil
delivered to the Buyer after the        products are considered to be
Seller has reloaded them onto a         delivered to the Buyer after the
tanker of the Carrier for the Buyer     Seller has transferred them to the
                                        Buyer in the fuel depot, Siziman Bay.
                                        Oil products should be delivered
                                        within 3 calendar days after the
                                        Buyer effects payment, unless the
                                        Parties agree about other term of
                                        delivery.

This Protocol of Differences is an integral part of Contract No.11/2000 of February 3, 2000.

/s/ V.K. Kuza                           /s/ David B. Daggett
V.K. KUZA                               DAVID B. DAGGETT
DEPUTY GENERAL DIRECTOR                 GENERAL DIRECTOR
JSC TRANSBUNKER-TRADING                 JSC FOREST-STARMA
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THE PIONEER GROUP, INC.

60 State Street
Boston, MA 02109-1820
617-742-7825

[PIONEER LOGO]

      The undersigned hereby certifies that the translation of Contract No. 11/2000 On Fuel Delivery dated as of February 3, 2000 by and between Joint-Stock "Transbunker-Trading" and Closed Joint-Stock Company "Forest-Starma" to which this certification is attached is a fair and accurate translation of the original document executed in Russian.

Dated: May 22, 2000


                                     /s/ Catherine Mannick
                                     ---------------------
                                     Name: Catherine Mannick
                                     Title: Vice President and Assistant
                                     General Counsel, The Pioneer Group,
                                     Inc.